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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                   Date of Report (June 22, 2000) July 7, 2000



                             SCHOLASTIC CORPORATION
             (Exact name of registrant as specified in its charter)

                                     0-19860
                             Commission File Number

                    DELAWARE                             13-3385513
         (State or other jurisdiction of       (IRS Employer Identification No.)
         incorporation or organization)

         555 BROADWAY, NEW YORK, NEW YORK                   10012
     (Address of principal executive offices)             (Zip Code)


        Registrant's telephone number, including area code (212) 343-6100


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SCHOLASTIC CORPORATION
CURRENT REPORT ON FORM 8-K, DATED JULY 7, 2000
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On June 22, 2000, pursuant to a Stock Purchase Agreement, dated as of April 13, 2000, and as amended June 22, 2000 (the "Agreement"), among Scholastic Inc., a New York corporation and wholly-owned subsidiary of the Registrant ("Scholastic"), Hachette Book Group USA, Inc., a Delaware corporation ("Hachette"), and Lagardere North America, Inc., a Delaware corporation and parent of Hachette (collectively, "Seller"), Scholastic acquired all the issued and outstanding capital stock of Grolier Incorporated, a Delaware corporation ("Grolier"), for $400 million in cash. No Grolier debt was assumed by Scholastic in connection with the acquisition. Seller is ultimately owned by Lagardere S.C.A., a French company.

Grolier is the leading operator of U.S. direct mail-to-home book clubs for children through age 5 and the leading on-line and print publisher of children's reference products (including major encyclopedias) sold primarily to U.S. school libraries. In addition, Grolier has significant international operations in the United Kingdom, Canada and Southeast Asia. Grolier also publishes books in the United States under the Orchard Books, Children's Press and Franklin Watts imprints, sold both to libraries and the trade. The assets being acquired as a result of the acquisition of Grolier will be used by the Registrant in the conduct of its businesses.

The cash consideration was financed by the Registrant through bank debt, under committed facilities. Of the $400 million purchase price, $350 million was borrowed under a new credit facility entered into to finance the acquisition of Grolier (the "Grolier Facility") and $50 million was borrowed under the Registrant's existing revolving credit facility (the "Loan Agreement").

The Grolier Facility, effective as of June 22, 2000, is among Scholastic, as borrower, the Registrant, as guarantor, Citibank, N.A., as agent for the lenders, Salomon Smith Barney Inc. and Credit Suisse First Boston ("CSFB"), as joint lead arrangers and CSFB, as syndication agent. The Grolier Facility is a 364-day facility and may be extended for an additional year. Borrowings under the Grolier Facility bear interest either at the prime rate or 0.39% to 1.10% over LIBOR. The Grolier Facility also provides for a facility fee ranging from
 .085% to 0.25%. The amounts charged vary based on the Registrant's credit ratings. Based on the Registrant's current credit rating, the interest rate and facility fee charged is 0.575% over LIBOR and 0.125%, respectively.

The Loan Agreement, amended and restated effective August 11, 1999, is among, the Registrant and Scholastic, as joint and several borrowers, Citibank, N.A., as administrative agent for the lenders, Solomon Smith Barney Inc., as arranger, and The ChaseManhattan Bank and Fleet Bank, N.A., as syndication agent. The Loan Agreement, which expires August 11, 2004, provides for aggregate borrowings of up to $170 million (with a right in certain circumstances to increase borrowings to $200 million). Interest under this facility is either at the prime rate or 0.325% to 0.90% over LIBOR. There is a facility fee ranging from 0.10% to 0.30% and a utilization fee ranging from 0.05% to 0.15% if borrowings exceed 33% of the total facility. The amounts charged vary based upon the Registrant's credit ratings. Based on the Registrant's current credit ratings, the interest rate, facility fee and utilization fee charged is 0.475% over LIBOR, 0.150%, and 0.075%, respectively.

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SCHOLASTIC CORPORATION
CURRENT REPORT ON FORM 8-K, DATED JULY 7, 2000
--------------------------------------------------------------------------------

The Registrant has financed the Grolier acquisition initially through bank debt and plans to subsequently refinance all or a significant portion of the purchase price through an offering of debt or a combination of debt and equity.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(A) FINANCIAL STATEMENTS. As permitted by Item 7(a)(4) of Form 8-K, the Registrant will file the financial information required by Item 7 with an amendment to this Form 8-K on or before September 5, 2000.

(B) PRO FORMA FINANCIAL INFORMATION. As permitted by Item 7(b)(2) of Form 8-K, the Registrant will file the pro forma financial information required by
     Item 7 with an amendment to this Form 8-K on or before September 5, 2000.

(C)  EXHIBITS.

Exhibit No.                         Description

99.2 Stock Purchase Agreement, dated April 13, 2000, among Scholastic Inc., a New York corporation, Hachette Book Group USA, Inc., a Delaware corporation, and Lagardere North America, Inc., a Delaware corporation and parent of Hachette.

99.2 Amendment No. 1 to Stock Purchase Agreement, dated June 22, 2000, among Scholastic Inc., a New York corporation and wholly-owned subsidiary of the Registrant, Hachette Book Group USA, Inc., a Delaware corporation, and Lagardere North America, Inc., a Delaware corporation.

99.2 Press Release, dated June 22, 2000, announcing consummation of the acquisition of Grolier Incorporated.


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SCHOLASTIC CORPORATION
CURRENT REPORT ON FORM 8-K, DATED JULY 7, 2000
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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   SCHOLASTIC CORPORATION
                                                   (Registrant)



Date: July 7, 2000                                 /s/ Richard Robinson
                                                   -----------------------------
                                                   Richard Robinson
                                                   Chairman, Chief Executive
                                                      Officer & President


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SCHOLASTIC CORPORATION
CURRENT REPORT ON FORM 8-K, DATED JULY 7, 2000
EXHIBIT INDEX
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

                                                                       PAGE NUMBER IN SEQUENTIALLY
                                                                       ---------------------------
EXHIBIT NUMBER             DESCRIPTION OF DOCUMENT                            NUMBERED COPY
--------------             -----------------------                            -------------

Exhibit 2.1            Stock Purchase Agreement, dated                            E-1
                       April 13, 2000, among
                       Scholastic Inc., a New York
                       corporation, Hachette Book
                       Group USA, Inc., a Delaware
                       corporation, and Lagardere
                       North America, Inc., a Delaware
                       corporation and parent of
                       Hachette.

Exhibit 2.2            Amendment No. 1 to Stock                                   E-2
                       Purchase Agreement, dated June
                       22, 2000, among Scholastic
                       Inc., a New York corporation
                       and wholly-owned subsidiary of
                       the Registrant, Hachette Book
                       Group USA, Inc., a Delaware
                       corporation, and Lagardere
                       North America, Inc., a Delaware
                       corporation.

Exhibit 99.2           Press Release, dated June 22, 2000,                        E-3
                       announcing consummation of the acquisition
                       of Grolier Incorporated.

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